Exhibit 10.68

Table 1B-R3 To
Purchase Agreement No. PA-05130
[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Airframe Model/MTOW:	[***]	[***]	Configuration Specification:	[***]	
Engine Model/Thrust:	[***]	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:		
Optional Features:		[***]			
Sub-Total of Airframe and Features:		[***]	<u>Airframe Escalation Data:</u>		
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]	
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]	
Buyer Furnished Equipment (BFE) Estimate:		[***]			
Seller Purchased Equipment (SPE) Estimate:		[***]			
[***]		[***]			
Deposit per Aircraft:		[***]			

Delivery Date*	[***]	Number of Aircraft	[***]			[***]	[***]	[***]	[***]	[***]
	[***]		[***]			[***]	[***]	[***]	[***]	[***]
	[***]		[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]

Table 1B-R3 To Purchase Agreement No. PA-05130 [***] [***] [***] [***] [***] [***] [***] [***] Delivery [***] Number of [***] [***] [***] [***] [***] [***] Date* [***] Aircraft [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Total: [***] [***] [***] WJE-PA-05130 SA-3 121449-1F.txt Boeing Proprietary Page 2